SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON DC 20549
                             -------------------

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 21, 1998
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                                 United Televison, Inc.
                           ---------------------------------
                 (Exact name of registrant, as specified in charter)

  Delaware                         1-8411                     41-0778377
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(State of                        (Commission                 (IRS Employer
Incorporation)                    File No.)               Identification No.)

132 South Rodeo Drive--4th Fl.
Beverly Hills CA                                                 90212
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(Address of principal                                         (Zip Code)
executive offices)

Registrant's telephone number, including area code (310) 281-4844
                                                   ---------------

                               Not applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

         On January 21, 1998, the registrant purchased the tangible personal property, licenses, including Federal Communications Commission licenses, books and records, and facilities site lease and broadcasting tower lease of television station WHSW-TV, Baltimore, Maryland, from SKMD Broadcasting Partnership, a Delaware partnership ("SKMD"), and Silver King Broadcasting of Maryland, Inc., a Delaware corporation and General Partner of . The registrant paid the $80,000,000 cash consideration for the assets from its own funds. The purchase price was determined by arms-length bargaining. The assets were used by the sellers to operate a television broadcasting station, and the registrant will use them for the same purpose. The station's call letters have been changed to WUTB.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.


         (c)  Exhibits.

              The registrant is filing herewith the exhibits listed on the
Exhibit Index.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned duly authorized.


                                     UNITED TELEVISION, INC.




Date: February 12, 1998              By: Garth S. Lindsey
                                         -------------------------
                                         Executive Vice President
                                         and Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit No.        Exhibit
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10.1               Asset Purchase Agreement, dated November 11, 1997,
                   between registrant, SKMD Broadcasting Partnership, and Silver King Broadcasting of Maryland, Inc.
                   and Amendment No. 1 thereto.